UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2011

Date of reporting period: October 1, 2010 — March 31, 2011

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGSIX

Putnam U.S. Government Income Trust

Semiannual report
3|31|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
U.S. Government
Income Trust

Semiannual report
3 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets continue to improve, despite the many headwinds that they face. The stock market has shown resilience, recently hitting multiple-year highs. The number of U.S. companies paying dividends is significantly higher than a year ago, and corporate profits remain strong.

Even with this positive news, Putnam believes that volatility will continue to roil the markets in the months ahead. Federal budget issues, inflationary pressures, stubbornly high unemployment, and global developments from Japan to Libya have created a cloud of uncertainty. In addition, the U.S. fixed-income market faces the end of the Federal Reserve’s quantitative easing program and the prospects of a tighter monetary policy in the future. We believe, however, that Putnam’s active, research-intensive approach is well suited to uncovering opportunities in this environment.

In news about your fund, Portfolio Manager Rob Bloemker has left Putnam Investments. We are grateful to Rob for his many contributions, including his leadership since 2007 of Putnam’s fixed-income team. Michael Salm, already part of your fund’s management team, has become Co-Head of Fixed Income, and will continue to manage the fund along with Daniel Choquette.

In addition, Putnam would like to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. By seeking opportunities among MBSs, your fund’s managers seek higher returns than Treasuries can typically offer, but with less volatility than stocks.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding mortgage-related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio managers

Michael V. Salm and Daniel S. Choquette, CFA

During what was a volatile six months for the fixed-income markets, the fund posted solid returns versus both its benchmark and its average peer. What was driving that outperformance?

Daniel: One of Putnam U.S. Government Income Trust’s key strategies within the mortgage space — our holdings of interest-only and inverse interest-only collateralized mortgage obligations [CMO IOs, CMO IIOs] — posted very strong returns during the past six months, which accounted for the bulk of the fund’s outperformance. To give some background, CMOs are securities backed by pools of mortgages; IO securities are derived from the interest payments on those mortgages. Essentially, the longer it takes for homeowners to pay down the principal on their mortgages, the more money a bondholder will make from interest payments on that loan. In an environment with low interest rates, declining home prices, and tighter bank lending standards, refinancing activity has been relatively light, and CMO IOs and IIOs benefited.

It wasn’t all smooth sailing in the CMO market, however. In the weeks leading up to the November midterm elections, there was increased chatter about the possibility of some new government program that would lower the mortgage rates for a large group of homeowners — essentially, a government-sponsored wave of refinancing. If such a policy were enacted, it would have been quite detrimental to the CMO IO/IIO market. We believed that was unlikely and stuck to our investment thesis despite the volatility at the end of 2010. And, ultimately, we were rewarded for our patience.

It’s important to note that CMO IO/IIOs are not held by the benchmark index. This segment of the mortgage market was an

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/11. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

opportunity our fixed-income research team identified in mid 2007, and we have been making tactical allocations to the sector since then. We believe this type of allocation is a compelling example of the benefits of active fund management. I should also mention that we have recently begun to trim the fund’s exposure to CMO IO/IIO securities. We still find the securities attractive from a strategy point of view, but their strong recent performance has made their valuations less attractive, and as a result we have been selling off some of our holdings to lock in profits.

How would you characterize the performance of other sectors of the bond market during the period?

Michael: Other sectors of the bond market, particularly U.S. Treasuries, were quite volatile during the past six months. As we discussed in our last report to shareholders, at the end of last summer, the Federal Reserve [Fed] was sending signals that it was likely to introduce a second quantitative easing program, and in November, the Fed officially announced its intention to purchase up to $600 billion worth of U.S. Treasuries. This move was widely anticipated in the market and many fixed-income investors seemed to try to get out ahead of the Fed by buying Treasuries in advance of the announcement. “Own what the Fed is buying” was the market mantra at the time. Meanwhile, economic data in the United States turned increasingly positive, suggesting that the recovery had taken root and that the possibility of a double-dip recession was fairly remote. Given this combination, by the time the Fed actually began purchasing Treasuries, demand had softened, and yields jumped higher. In this environment, mortgage-backed securities [MBSs] outperformed Treasuries, and the fund’s overweight position relative to its benchmark helped boost returns.

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

How have you been positioning the fund’s portfolio recently?

Daniel: In addition to reducing the fund’s CMO IO/IIO holdings, we have been taking positions designed to benefit from a flattening yield curve. As a reminder, the yield curve is a graphical representation of how the yields of bonds of various maturities compare. Usually, bonds with longer maturities offer higher yields than short-term bonds. This is true today, but the difference between the short and the long end of the curve is much greater than is typical. For more than two years, the Fed has kept the short end of the curve anchored around zero after it cut the benchmark for short-term interest rates, the federal funds rate, to a target of less than 0.25%. For comparison, as of March 31, 2011, the yield on the 30-year U.S. Treasury bond was more than 4.5%.

For several reasons, we believe this large discrepancy is unlikely to persist, and we have positioned the fund to benefit in one of two ways. If economic growth fails to materialize, perhaps due to a prolonged disruption in energy production and prolonged elevated oil prices, the yields on long-term bonds should decline as investors are willing to accept less income for the relative safety of Treasuries. If, on the other hand, the pro-stimulus policy the government has put in place has worked and more robust growth returns to the economy, we would expect the Fed would eventually raise short-term interest rates, which ultimately need to keep pace with economic growth. Under either scenario, the yield curve would flatten and the positioning of the fund with respect to interest rates would be beneficial.

Credit qualities are shown as a percentage of net assets as of 3/31/11. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

As a part of those stimulative policies, the Fed purchased more than $1 trillion worth of agency mortgage-backed securities. If the Fed begins selling those securities, what effect would that likely have on the market?

Michael: That’s currently the subject of some debate. Today’s market valuations suggest that if the Fed begins selling the mortgage securities on its balance sheet, the increased supply would outpace demand, and prices in the agency MBS sector would decline considerably. We find that scenario unlikely. Given its history of implementing policy, we believe the Fed’s sale of MBS holdings is more likely to be orderly and transparent, and the pace of the sale should be contingent on market and economic conditions. In other words, we feel as though the Fed will only begin to sell securities if the economy is showing signs of stable growth, in which case the yield premium — or spread — agency MBSs offer over Treasuries is likely to be narrowing. Should that occur, demand for these types of bonds is likely to be healthy enough to keep pace with the increased supply. As far as the fund is concerned, we have increased our exposure over the past six months to attractively valued agency mortgage-backed securities, given our view on the potential returns in the sector.

How does the fund use derivative securities?

Daniel: The fund will use derivatives in a number of ways. For example, the fund will often use derivatives, specifically “swaps,” to manage interest-rate exposure. If we identify a security that we believe offers an attractive spread over Treasuries, we may purchase that bond and hedge the associated interest-rate risk by entering into a swap contract with another party. Also, the fund may use futures to establish a strategy with respect to the shape of the yield curve, and hold so-called “swaptions” — which grant us the option to enter into a swap — in order to hedge the duration risk associated with our CMO IO/IIO positions.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

What is your outlook for the bond markets and the fund?

Michael: While we believe the economy is improving, significant challenges remain, including persistently high unemployment, a weak housing market, geopolitical tensions in the Middle East, and rising fuel prices. In addition, the level of government debt is unsustainably high, as is reflected by Standard & Poor’s recent downgrade in the United States’ long-term debt outlook from “stable” to “negative.” It’s unclear where the common ground exists between the Obama administration and the Republican-controlled House of Representatives in significantly reducing the deficit, so it would not be surprising to see elevated debt-to-GDP ratios for the foreseeable future.

On another note, we believe government agencies Fannie Mae and Freddie Mac will see their portfolios reduced significantly as policymakers decide the future role, if any, for the two institutions. The agencies, which at one point owned or guaranteed half of all mortgages in the United States, were placed under conservatorship in 2008. Today, it’s clear that the majority of these mortgages will need to find their way back into the private sector, but, given the lack of clarity in the regulatory environment, it’s uncertain how or when that transfer will begin in earnest. We believe this will be a slow process.

With this backdrop of heightened uncertainty, the bond markets will likely remain somewhat turbulent over the near term. Nevertheless, we believe our focus on using fundamental research to uncover overlooked opportunities should continue to serve our shareholders well.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Michael V. Salm is Co-Head of Fixed Income at Putnam and Team Leader of Liquid Markets. He has a B.S. from Cornell University. He joined Putnam in 1997 and has been in the investment industry since 1992.

Portfolio Manager Daniel S. Choquette is an Investment Strategist at Putnam. He has a B.A. from Yale University and a B.A. from the Royal Conservatory of Music. A CFA charterholder, he joined Putnam in 2002 and has been in the investment industry since 1997.

IN THE NEWS

The Federal Reserve continues to back its stimulus efforts already underway. Besides maintaining its near-zero interest-rate policy, the Federal Open Market Committee at its April 15 meeting remained committed to completing its second round of quantitative easing, dubbed “QE2.” Last fall, the central bank launched QE2, which involves the purchase of $600 billion in U.S. Treasury securities, with the primary aim of preventing deflation in the U.S. economy. Last summer, the United States teetered perilously on the brink of a deflationary cliff, as inflation rates fell to 50-year lows. Deflation, which occurs when prices fall in an economy, can cause long-term significant damage to growth. QE2 may have worked, as inflation has returned. In March, the most recent data available, prices measured by the Consumer Price Index (CPI) edged up 0.5% after increasing by the same margin in February. Core inflation, which excludes volatile food and energy prices, rose by 0.1% in March, following a 0.2% uptick in February.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.29%	7.13%	6.43%	6.43%	6.47%	6.47%	6.97%	6.84%	7.00%	7.45%

10 years	75.91	68.80	63.58	63.58	62.27	62.27	72.10	66.53	70.47	79.69
Annual average	5.81	5.37	5.04	5.04	4.96	4.96	5.58	5.23	5.48	6.04

5 years	45.34	39.55	40.37	38.37	39.29	39.29	44.01	39.29	42.55	46.74
Annual average	7.76	6.89	7.02	6.71	6.85	6.85	7.57	6.85	7.35	7.97

3 years	27.53	22.38	24.97	21.97	24.06	24.06	26.95	22.79	25.69	28.03
Annual average	8.44	6.96	7.71	6.84	7.45	7.45	8.28	7.08	7.92	8.59

1 year	4.23	0.04	3.47	–1.22	3.20	2.27	4.18	0.77	3.95	4.44

6 months	1.98	–2.13	1.67	–3.04	1.54	0.60	1.92	–1.36	1.81	2.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/11

	Barclays Capital GNMA Index	Lipper GNMA Funds category average*

Annual average (life of fund)	8.33%	7.41%

10 years	73.22	63.94
Annual average	5.65	5.06

5 years	36.69	34.18
Annual average	6.45	6.05

3 years	19.05	18.25
Annual average	5.99	5.74

1 year	5.35	4.81

6 months	0.94	0.91

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/11, there were 69, 68, 62, 56, 46, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.390		$0.336	$0.335	$0.372		$0.373	$0.408

Capital gains — Long-term	0.231		0.231	0.231	0.231		0.231	0.231

Capital gains — Short-term	0.513		0.513	0.513	0.513		0.513	0.513

Total	$1.134		$1.080	$1.079	$1.116		$1.117	$1.152

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/10	$15.00	$15.63	$14.93	$14.90	$15.03	$15.53	$14.88	$14.90

3/31/11	14.14	14.73	14.08	14.03	14.18	14.66	14.01	14.04

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	5.52%	5.30%	4.86%	4.88%	5.25%	5.08%	5.31%	5.81%

Current 30-day SEC yield [2]	N/A	3.58	3.00	2.98	N/A	3.37	3.48	3.98

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10*	0.85%	1.57%	1.60%	1.09%	1.10%	0.60%

Annualized expense ratio for the six-month period
ended 3/31/11	0.84%	1.56%	1.59%	1.08%	1.09%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a new management contract effective 1/1/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2010, to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.23	$7.84	$7.99	$5.44	$5.48	$2.97

Ending value (after expenses)	$1,019.80	$1,016.70	$1,015.40	$1,019.20	$1,018.10	$1,021.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2011, use the following calculation method. To find the value of your investment on October 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.23	$7.85	$8.00	$5.44	$5.49	$2.97

Ending value (after expenses)	$1,020.74	$1,017.15	$1,017.00	$1,019.55	$1,019.50	$1,021.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confi-dence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2011, Putnam employees had approximately $376,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/11 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (92.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (89.0%)
Government National Mortgage Association Adjustable Rate
Mortgages 2 5/8s, July 20, 2026	$33,233	$34,240

Government National Mortgage Association
Graduated Payment Mortgages
13 1/4s, December 20, 2014	9,803	11,385
12 3/4s, with due dates from December 15, 2013 to July 20, 2014	15,150	17,224
12 1/4s, with due dates from February 15, 2014 to March 15, 2014	24,279	27,317
11 1/4s, with due dates from September 15, 2015 to December 15, 2015	23,942	27,738
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	17,118	19,112

Government National Mortgage Association Pass-Through Certificates
8 1/2s, December 15, 2019	8,456	9,510
7 1/2s, October 20, 2030	138,913	159,231
7s, with due dates from May 15, 2011 to August 15, 2012	15,611	15,653
5 1/2s, August 15, 2035	1,234	1,343
5s, with due dates from April 20, 2038 to November 20, 2040	15,764,922	16,747,855
5s, TBA, April 1, 2041	131,000,000	139,003,288
4 1/2s, with due dates from January 20, 2039 to February 20, 2041	620,072,853	639,848,709
4 1/2s, TBA, April 1, 2041	34,000,000	35,022,655
4s, with due dates from December 20, 2040 to February 20, 2041	317,671,242	318,153,139
3 1/2s, with due dates from January 20, 2041 to February 20, 2041	119,997,475	114,461,655
3 1/2s, TBA, April 1, 2041	60,000,000	57,121,872
3 1/2s, TBA, April 1, 2041	60,000,000	57,159,372

		1,377,841,298
U.S. Government Agency Mortgage Obligations (3.6%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, January 1, 2041	44,783,903	42,140,605

Federal National Mortgage Association Pass-Through Certificates
4s, TBA, April 1, 2041	13,000,000	12,788,750

		54,929,355

Total U.S. government and agency mortgage obligations (cost $1,436,710,852)		$1,432,770,653

U.S. TREASURY OBLIGATIONS (1.9%)*	Principal amount	Value

U.S. Treasury Bonds 4 1/2s, August 15, 2039 ##	$24,581,000	$24,582,920

U.S. Treasury Inflation Protected Notes [i]
2s July 15, 2014	1,479,793	1,629,829
1 1/4s July 15, 2020	2,108,825	2,184,647

U.S. Treasury Notes 2 5/8s, November 15, 2020	339,000	316,382

Total U.S. treasury obligations (cost $29,738,851)		$28,713,778

MORTGAGE-BACKED SECURITIES (10.0%)*	Principal amount	Value

Countrywide Home Loans 144A
Ser. 05-R3, Class AS, IO, 5.532s, 2035	$82,930	$10,194
FRB Ser. 05-R3, Class AF, 0.65s, 2035	81,521	70,108

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.767s, 2037	809,443	1,144,806
IFB Ser. 2976, Class LC, 23.485s, 2035	4,406,929	6,010,758
IFB Ser. 2979, Class AS, 23.338s, 2034	692,452	906,974

MORTGAGE-BACKED SECURITIES (10.0%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3072, Class SM, 22.862s, 2035	$2,221,775	$2,973,564
IFB Ser. 3072, Class SB, 22.715s, 2035	1,326,801	1,766,886
IFB Ser. 3249, Class PS, 21.434s, 2036	1,035,827	1,376,577
IFB Ser. 3065, Class DC, 19.095s, 2035	5,143,835	6,534,470
IFB Ser. 3105, Class SI, IO, 18.961s, 2036	1,577,095	755,082
IFB Ser. 3031, Class BS, 16.087s, 2035	1,828,394	2,224,356
IFB Ser. 3184, Class SP, IO, 7.095s, 2033	1,606,368	182,975
IFB Ser. 2752, Class XS, IO, 6.895s, 2030	13,364,794	1,037,242
IFB Ser. 3287, Class SE, IO, 6.445s, 2037	4,110,604	641,336
IFB Ser. 3398, Class SI, IO, 6.395s, 2036	5,209,909	649,728
IFB Ser. 3762, Class SA, IO, 6.345s, 2040	10,870,690	1,762,665
IFB Ser. 3677, Class KS, IO, 6.295s, 2040	14,806,166	2,103,204
IFB Ser. 3485, Class SI, IO, 6.295s, 2036	7,534,835	1,120,430
IFB Ser. 3225, Class EY, IO, 6.035s, 2036	7,007,306	915,505
IFB Ser. 3725, Class CS, IO, 5.745s, 2040	16,304,891	2,176,703
Ser. 3747, Class HI, IO, 4 1/2s, 2037	1,126,486	179,375
Ser. 3768, Class MI, IO, 4s, 2035	27,560,811	3,823,056
Ser. 3738, Class MI, IO, 4s, 2034	41,460,101	5,504,311
Ser. 3707, Class HI, IO, 4s, 2023	2,328,469	261,557
FRB Ser. T-57, Class 2A1, 3.966s, 2043	39,925	39,270
FRB Ser. T-59, Class 2A1, 3.771s, 2043	20,059	19,731
Ser. T-8, Class A9, IO, 0.471s, 2028	3,777,457	49,579
Ser. T-59, Class 1AX, IO, 0.272s, 2043	8,374,709	68,045
Ser. T-48, Class A2, IO, 0.212s, 2033	11,534,422	82,514
Ser. 3369, Class BO, PO, zero %, 2037	43,640	38,169
Ser. 3327, Class IF, IO, zero %, 2037	81,247	609
Ser. 3439, Class AO, PO, zero %, 2037	167,030	130,697
Ser. 3391, PO, zero %, 2037	139,611	109,965
Ser. 3300, PO, zero %, 2037	584,471	502,936
Ser. 3314, PO, zero %, 2036	259,535	220,576
Ser. 3206, Class EO, PO, zero %, 2036	34,395	28,652
Ser. 3175, Class MO, PO, zero %, 2036	339,693	276,418
Ser. 3210, PO, zero %, 2036	37,949	31,657
Ser. 3145, Class GK, PO, zero %, 2036	101,391	71,361
Ser. 3124, Class DO, PO, zero %, 2036	114,674	85,809
Ser. 3067, PO, zero %, 2035	2,014	2,016
Ser. 3075, PO, zero %, 2035	65,684	49,319
Ser. 3046, PO, zero %, 2035	95,158	82,367
Ser. 3155, Class AO, PO, zero %, 2035	15,710	14,703
Ser. 2947, Class AO, PO, zero %, 2035	11,884	9,549
Ser. 2692, Class TO, PO, zero %, 2033	19,317	15,574
Ser. 2684, PO, zero %, 2033	645,000	540,871
Ser. 2777, Class OE, PO, zero %, 2032	188,244	171,159
FRB Ser. T-54, Class 2A, IO, zero %, 2043	4,814,439	—
FRB Ser. 3274, Class TX, zero %, 2037	88,680	84,730
FRB Ser. 3326, Class YF, zero %, 2037	100,051	90,733
FRB Ser. 3263, Class TA, zero %, 2037	15,889	15,883
FRB Ser. 3238, Class LK, zero %, 2036	776,132	789,924
FRB Ser. 3147, Class SF, zero %, 2036	53,724	50,535
FRB Ser. 3117, Class AF, zero %, 2036	56,972	53,208

MORTGAGE-BACKED SECURITIES (10.0%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
FRB Ser. 3072, Class TJ, zero %, 2035	$13,517	$12,488
FRB Ser. 3092, Class FA, zero %, 2035	74,092	71,461
FRB Ser. 3052, Class TJ, zero %, 2035	3,089	2,992
FRB Ser. 3326, Class WF, zero %, 2035	365,137	341,574
FRB Ser. 3033, Class YF, zero %, 2035	22,593	22,432
FRB Ser. 3036, Class AS, zero %, 2035	78,325	59,524
FRB Ser. 3025, Class XA, zero %, 2035	76,730	61,938
FRB Ser. 3003, Class XF, zero %, 2035	17,040	16,912
FRB Ser. 2984, Class FL, zero %, 2035	53,166	46,869

Federal National Mortgage Association
IFB Ser. 07-75, Class JS, 50.364s, 2037	358,794	686,915
IFB Ser. 06-62, Class PS, 38.403s, 2036	2,162,942	3,542,055
IFB Ser. 05-74, Class NK, 26.253s, 2035	2,675,113	3,813,642
IFB Ser. 06-8, Class HP, 23.652s, 2036	1,447,480	2,000,272
IFB Ser. 07-53, Class SP, 23.285s, 2037	1,988,669	2,715,633
IFB Ser. 08-24, Class SP, 22.368s, 2038	7,351,309	10,013,865
IFB Ser. 05-122, Class SE, 22.227s, 2035	1,731,096	2,311,687
IFB Ser. 05-75, Class GS, 19.502s, 2035	1,162,882	1,471,368
IFB Ser. 05-106, Class JC, 19.35s, 2035	1,862,350	2,388,445
IFB Ser. 05-83, Class QP, 16.745s, 2034	707,706	873,549
IFB Ser. 11-4, Class CS, 12.401s, 2040	7,633,084	7,917,436
FRB Ser. 03-W14, Class 2A, 4.223s, 2043	41,353	40,650
FRB Ser. 03-W3, Class 1A4, 3.938s, 2042	64,768	63,910
FRB Ser. 04-W2, Class 4A, 3.918s, 2044	37,843	37,438
FRB Ser. 04-W7, Class A2, 3.541s, 2034	17,005	17,534
FRB Ser. 03-W11, Class A1, 3.098s, 2033	3,110	3,142
Ser. 98-W2, Class X, IO, 1.28s, 2028	6,578,981	300,669
Ser. 98-W5, Class X, IO, 1.113s, 2028	2,736,996	117,192
Ser. 06-26, Class NB, 1s, 2036	7,263	7,285
FRB Ser. 07-80, Class F, 0.95s, 2037	103,507	103,507
FRB Ser. 07-95, Class A3, 0 1/2s, 2036	13,676,000	12,573,441
Ser. 03-W1, Class 2A, IO, zero %, 2042	10,015,390	—
Ser. 08-53, Class DO, PO, zero %, 2038	746,685	523,814
Ser. 07-64, Class LO, PO, zero %, 2037	366,063	320,118
Ser. 07-44, Class CO, PO, zero %, 2037	595,419	488,815
Ser. 07-14, Class KO, PO, zero %, 2037	62,828	51,200
Ser. 06-125, Class OX, PO, zero %, 2037	34,441	29,706
Ser. 06-84, Class OT, PO, zero %, 2036	28,642	25,003
Ser. 06-46, Class OC, PO, zero %, 2036	41,945	35,300
Ser. 06-62, Class KO, PO, zero %, 2036	25,762	18,808
Ser. 08-36, Class OV, PO, zero %, 2036	142,515	102,424
Ser. 03-23, Class QO, PO, zero %, 2032	73,055	70,275
Ser. 04-61, Class CO, PO, zero %, 2031	723,693	718,765
Ser. 1988-12, Class B, zero %, 2018	15,921	14,707
FRB Ser. 06-115, Class SN, zero %, 2036	887,586	879,819
FRB Ser. 06-104, Class EK, zero %, 2036	28,198	25,767
FRB Ser. 05-117, Class GF, zero %, 2036	31,981	29,467
FRB Ser. 05-45, Class FG, zero %, 2035	277,647	258,054
FRB Ser. 06-9, Class FG, zero %, 2033	91,967	77,058
FRB Ser. 06-1, Class HF, zero %, 2032	84,258	77,484

MORTGAGE-BACKED SECURITIES (10.0%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 10-158, Class SD, 14.24s, 2040	$2,266,000	$2,345,469
IFB Ser. 11-25, Class SP, 13.79s, 2040	3,881,000	3,904,596
IFB Ser. 10-20, Class SC, IO, 5.897s, 2040	20,812,265	3,326,632
Ser. 11-56, Class SA, 5 1/2s, 2041 ∆	14,395,000	19,722,014
Ser. 10-116, Class QI, IO, 4s, 2034	15,966,499	2,386,798
Ser. 06-36, Class OD, PO, zero %, 2036	64,924	60,722
Ser. 06-64, PO, zero %, 2034	88,551	77,249
FRB Ser. 07-73, Class KI, IO, zero %, 2037	5,418,787	93,983
FRB Ser. 07-73, Class KM, zero %, 2037	542,003	469,217
FRB Ser. 07-35, Class UF, zero %, 2037	36,897	35,350
FRB Ser. 07-16, Class YF, zero %, 2037	41,376	41,318

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.949s, 2035	3,279,744	464,634
Ser. 06-RP2, Class 1AS1, IO, 5.267s, 2036	15,298,913	2,138,677
Ser. 98-2, IO, 0.759s, 2027	1,066,085	21,455
FRB Ser. 06-RP2, Class 1AF1, 0.65s, 2036	15,298,913	12,927,581
FRB Ser. 05-RP1, Class 1AF, 0.6s, 2035	3,279,744	2,754,985
Ser. 98-3, IO, 0.447s, 2027	1,290,685	20,998
Ser. 98-4, IO, 0.034s, 2026	1,416,435	35,588
Ser. 99-2, IO, zero %, 2027	1,800,871	18,595

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.6s, 2034	68,689	55,123

Structured Asset Securities Corp. Ser. 07-4, Class 1A4, IO,
1s, 2045	32,029,911	884,683

Total mortgage-backed securities (cost $145,110,574)		$155,026,497

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 11, 2025.	Sep-15/4.04	$49,594,500	$1,709,715

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 10, 2045.	Aug-15/4.375	4,017,700	618,967

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 10, 2045.	Aug-15/4.375	4,017,700	303,979

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 4.46% versus the three month
USD-LIBOR-BBA maturing August 7, 2045.	Aug-15/4.46	4,017,700	589,075

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.46% versus the three month
USD-LIBOR-BBA maturing August 7, 2045.	Aug-15/4.46	4,017,700	322,300

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank PLC for the right to receive a fixed rate
of 4.47% versus the six month USD-LIBOR-BBA
maturing August 25, 2041.	Aug-11/4.47	$52,060,300	$2,547,831

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 11, 2025.	Sep-15/4.04	49,594,500	5,224,760

Option on an interest rate swap with Barclay’s
Bank PLC for the right to pay a fixed rate
of 4.47% versus the six month USD-LIBOR-BBA
maturing August 25, 2041.	Aug-11/4.47	52,060,300	1,732,567

Option on an interest rate swap with Barclay’s
Bank PLC the right to pay a fixed rate of 3.96%
versus the three month USD-LIBOR-BBA maturing
June 3, 2021.	Jun-11/3.96	154,390,300	825,988

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.59% versus the three month
USD-LIBOR-BBA maturing April 28, 2021.	Apr-11/3.59	$81,258,062	792,266

Total purchased options outstanding (cost $16,192,396)			$14,667,448

SHORT-TERM INVESTMENTS (25.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	114,527,249	$114,527,249

U.S. Treasury Bills, for effective yields ranging from
0.18% to 0.24%, July 28, 2011 # ##	$102,014,000	101,928,920

U.S. Treasury Bills, for effective yields ranging from
0.20% to 0.21%, June 2, 2011 # ##	83,832,000	83,793,102

U.S. Treasury Bills, for an effective yield of 0.06%,
April 21, 2011	90,000,000	89,997,000

Total short-term investments (cost $390,272,310)		$390,246,271

TOTAL INVESTMENTS

Total investments (cost $2,018,024,983)		$2,021,424,647

Key to holding’s abbreviations

FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through March 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,547,833,541.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitments, in part or in entirety (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $421,655,308 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	1,255	$311,067,438	Mar-12	$597,563

U.S. Treasury Bond 20 yr (Short)	66	7,932,375	Jun-11	53,500

U.S. Treasury Bond 30 yr (Long)	317	39,169,313	Jun-11	(238,353)

U.S. Treasury Note 10 yr (Short)	149	17,735,656	Jun-11	257,310

Total				$670,020

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $90,873,778) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$101,580,000	Aug-11/4.49	$6,931,819

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,208,000	Jul-11/4.525	1,466,090

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	46,434,000	Aug-11/4.475	233,099

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	46,434,000	Aug-11/4.475	3,112,007

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	50,790,000	Aug-11/4.55	207,223

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $90,873,778) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	$101,580,000	Aug-11/4.49	$478,442

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	50,790,000	Aug-11/4.55	3,693,957

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	54,331,000	Aug-11/4.765	123,875

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	54,331,000	Aug-11/4.765	4,857,735

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	55,951,000	Aug-11/4.7	129,247

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	55,951,000	Aug-11/4.7	4,750,799

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,312,000	Jul-11/4.745	48,802

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,312,000	Jul-11/4.745	2,716,561

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	9,476,000	Jul-11/4.5475	24,164

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	18,952,000	Jul-11/4.52	52,308

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,208,000	Jul-11/4.525	54,966

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,208,000	Jul-11/4.46	66,080

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,476,000	Jul-11/4.5475	704,067

WRITTEN OPTIONS OUTSTANDING at 3/31/11 (premiums received $90,873,778) (Unaudited) cont.
	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	$20,208,000	Jul-11/4.46	$1,364,848

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	18,952,000	Jul-11/4.52	1,367,576

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.89% versus the three month USD-LIBOR-BBA
maturing April 28, 2021.	32,503,225	Apr-11/3.89	63,706

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,010,980	Feb-15/5.36	606,554

Option on an interest rate swap with Barclays Bank
PLC for the obligation to pay a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,010,980	Feb-15/5.36	963,281

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	31,703,820	Feb-15/5.27	1,691,211

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	31,703,820	Feb-15/5.27	2,417,416

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	1,473,000	May-12/5.51	182,114

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.32%
versus the three month USD-LIBOR-BBA maturing
January 9, 2022.	391,998,000	Jan-12/5.32	47,051,520

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	1,473,000	May-12/5.51	12,311

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.32% versus the three month USD-LIBOR-BBA
maturing January 9, 2022.	391,998,000	Jan-12/5.32	1,804,516

Total			$87,176,294

TBA SALE COMMITMENTS OUTSTANDING at 3/31/11 (proceeds receivable $102,170,390) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

GNMA, 4s, April 1, 2041	$32,000,000	4/20/11	$31,984,998

GNMA, 3 1/2s, April 1, 2041	60,000,000	4/20/11	57,159,372

FNMA, 4s, April 1, 2041	13,000,000	4/13/11	12,788,750

Total			$101,933,120

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$529,252,000	$(484,736)	7/23/20	3 month USD-
			LIBOR-BBA	2.96%	$(19,291,848)

Barclays Bank PLC
39,536,700	(7,379)	2/17/19	3.4%	3 month USD-
				LIBOR-BBA	(665,313)

27,845,100	—	3/10/41	3 month USD-
			LIBOR-BBA	4.38%	534,789

235,726,400	279,212	3/30/16	3 month USD-
			LIBOR-BBA	2.39%	26,828

7,725,200	(15,656)	3/30/21	3.55%	3 month USD-
				LIBOR-BBA	(16,827)

11,835,300	(15,629)	3/30/31	4.17%	3 month USD-
				LIBOR-BBA	(23,308)

87,625,600	20,273	4/1/13	1%	3 month USD-
				LIBOR-BBA	(68,229)

10,021,000	—	4/1/21	3.562%	3 month USD-
				LIBOR-BBA	(8,818)

Citibank, N.A.
553,479,500	106,031	7/9/20	3 month USD-
			LIBOR-BBA	3.01%	(16,343,126)

Credit Suisse International
204,210,200	(272,169)	3/14/16	3 month USD-
			LIBOR-BBA	2.35%	(552,964)

242,607,900	539,176	3/14/21	3.57%	3 month USD-
				LIBOR-BBA	(349,032)

16,123,800	36,962	3/14/41	4.36%	3 month USD-
				LIBOR-BBA	(209,638)

78,100,000 E	—	3/21/13	1.15625%	3 month USD-
				LIBOR-BBA	194,469

16,200,000	—	3/23/21	3.452%	3 month USD-
				LIBOR-BBA	123,284

100,000,000	—	11/22/17	2.41%	3 month USD-
				LIBOR-BBA	2,421,403

196,618,900	(20,947)	2/24/13	0.96%	3 month USD-
				LIBOR-BBA	(395,342)

315,483,300	(64,544)	2/24/15	2.04%	3 month USD-
				LIBOR-BBA	(1,611,727)

154,843,300	45,308	2/24/26	4.16%	3 month USD-
				LIBOR-BBA	(3,480,947)

Deutsche Bank AG
439,992,100	1,030,724	7/27/20	3 month USD-
			LIBOR-BBA	2.94%	(15,510,538)

247,920,900	43,710	12/31/14	1.91%	3 month USD-
				LIBOR-BBA	(1,411,468)

281,150,000	—	2/3/14	2.44%	3 month USD-
				LIBOR-BBA	(8,892,630)

46,457,000	—	10/5/21	3 month USD-
			LIBOR-BBA	3.52057%	361,821

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
$28,974,600	$—	2/28/41	3 month USD-
			LIBOR-BBA	4.31%	$240,066

139,615,900	(34,380)	10/1/13	0.84%	3 month USD-
				LIBOR-BBA	856,619

313,039,600	(189,473)	10/1/14	1.14%	3 month USD-
				LIBOR-BBA	4,935,546

69,988,700 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	212,066

32,233,700	—	4/4/16	3 month USD-
			LIBOR-BBA	2.415%	—

JPMorgan Chase Bank, N.A.
87,929,200	150,243	3/11/21	3.64%	3 month USD-
				LIBOR-BBA	(739,748)

64,844,500	205,428	3/11/26	4.12%	3 month USD-
				LIBOR-BBA	(845,594)

156,100,000 E	—	3/21/13	1.1685%	3 month USD-
				LIBOR-BBA	369,957

18,200,000 E	—	3/22/13	1.185%	3 month USD-
				LIBOR-BBA	40,768

63,375,200	—	3/25/16	2.27%	3 month USD-
				LIBOR-BBA	414,572

46,459,900	—	3/8/21	4.165%	3 month USD-
				LIBOR-BBA	(2,603,364)

21,225,100	(42,525)	3/31/41	4.28%	3 month USD-
				LIBOR-BBA	(39,724)

99,207,100	—	2/4/13	0.879%	3 month USD-
				LIBOR-BBA	(119,697)

Total					$(62,447,694)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited)
	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$830,690	$—	1/12/40	5.00% (1 month	Synthetic TRS	$10,472
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

317,448	—	1/12/40	4.50% (1 month	Synthetic TRS	1,834
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

2,511,299	—	1/12/40	5.00% (1 month	Synthetic TRS	31,659
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.
	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,359,870	$—	1/12/40	5.00% (1 month	Synthetic TRS	$17,143
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

368,440	—	1/12/40	(4.00%)1 month	Synthetic TRS	(1,951)
			USD-LIBOR	Index 4.00% 30
				year Fannie Mae
				pools

677,525	—	1/12/40	4.50% (1 month	Synthetic TRS	3,748
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

315,970	—	1/12/40	(5.00%)1 month	Synthetic TRS	(3,897)
			USD-LIBOR	Index 5.00% 30
				year Fannie Mae
				pools

44,966,454	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(504,274)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

29,724,362	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(333,343)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

21,358,079	(86,767)	1/12/40	4.50% (1 month	Synthetic TRS	(10,751)
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

12,204,812	(156,374)	1/12/41	5.00% (1 month	Synthetic TRS	(7,882)
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

1,731,503	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(19,418)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

5,108,568	—	1/12/38	6.50% (1 month	Synthetic TRS	57,290
			USD-LIBOR)	Index 6.50% 30
				year Fannie Mae
				pools

4,681,521	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(52,501)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

6,086,244	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(68,254)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.
	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$46,043,296	$—	1/12/40	5.00% (1 month	Synthetic TRS	$580,454
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

1,684,455	—	1/12/40	5.00% (1 month	Synthetic TRS	21,235
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

2,206,471	—	1/12/40	4.50% (1 month	Synthetic TRS	12,750
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

32,350,264	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(362,791)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

29,486,197	—	1/12/39	5.50% (1 month	Synthetic TRS	250,629
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

9,710,894	—	1/12/39	5.50% (1 month	Synthetic TRS	82,542
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

32,350,264	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(362,791)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

Deutsche Bank AG
368,440	—	1/12/40	4.00% (1 month	Synthetic TRS	1,951
			USD-LIBOR)	Index 4.00% 30
				year Fannie Mae
				pools

677,525	—	1/12/40	(4.50%)1 month	Synthetic TRS	(3,748)
			USD-LIBOR	Index 4.50% 30
				year Fannie Mae
				pools

315,970	—	1/12/40	5.00% (1 month	Synthetic TRS	3,897
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

Goldman Sachs International
124,240,358	(213,538)	1/12/39	(5.50%) 1 month	Synthetic TRS	(1,062,677)
			USD-LIBOR	Index 5.50% 30
				year Fannie Mae
				pools

124,320,437	252,526	1/12/40	5.00% (1 month	Synthetic TRS	1,632,046
			USD-LIBOR)	Index 5.00% 30
				year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/11 (Unaudited) cont.
	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$22,530,701	$—	1/12/39	5.50% (1 month	Synthetic TRS	$191,508
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

15,595,786	—	1/12/39	5.50% (1 month	Synthetic TRS	132,562
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

17,039,551	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(191,089)
			USD-LIBOR	Index 6.50% 30
				year Fannie Mae
				pools

27,270,902	—	1/12/39	5.50% (1 month	Synthetic TRS	231,795
			USD-LIBOR)	Index 5.50% 30
				year Fannie Mae
				pools

Total					$278,148

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Mortgage-backed securities	$—	$155,026,497	$—

Purchased options outstanding	—	14,667,448	—

U.S. Government and agency mortgage obligations	—	1,432,770,653	—

U.S. Treasury Obligations	—	28,713,778	—

Short-term investments	114,527,249	275,719,022	—

Totals by level	$114,527,249	$1,906,897,398	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$670,020	$—	$—

Written options	—	(87,176,294)	—

TBA sale commitments	—	(101,933,120)	—

Interest rate swap contracts	—	(63,757,323)	—

Total return swap contracts	—	482,301	—

Totals by level	$670,020	$(252,384,436)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/11 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,903,497,734)	$1,906,897,398
Affiliated issuers (identified cost $114,527,249) (Note 6)	114,527,249

Interest and other receivables	5,758,993

Receivable for shares of the fund sold	2,352,169

Receivable for investments sold	629,914

Receivable for sales of delayed delivery securities (Note 1)	102,366,113

Unrealized appreciation on swap contracts (Note 1)	13,995,703

Premium paid on swap contracts (Note 1)	1,604,117

Total assets	2,148,131,656

LIABILITIES

Payable for variation margin (Note 1)	56,124

Payable for investments purchased	320,675

Payable for purchases of delayed delivery securities (Note 1)	323,508,186

Payable for shares of the fund repurchased	2,375,137

Payable for compensation of Manager (Note 2)	525,279

Payable for investor servicing fees (Note 2)	178,586

Payable for custodian fees (Note 2)	31,411

Payable for Trustee compensation and expenses (Note 2)	381,478

Payable for administrative services (Note 2)	8,723

Payable for distribution fees (Note 2)	971,290

Written options outstanding, at value (premiums received $90,873,778) (Notes 1 and 3)	87,176,294

Premium received on swap contracts (Note 1)	2,709,593

Unrealized depreciation on swap contracts (Note 1)	76,165,249

TBA sale commitments, at value (proceeds receivable $102,170,390) (Note 1)	101,933,120

Collateral on certain derivative contracts, at value (Note 1)	3,814,476

Other accrued expenses	142,494

Total liabilities	600,298,115

Net assets	$1,547,833,541

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,524,973,253

Undistributed net investment income (Note 1)	40,895,766

Accumulated net realized gain on investments (Note 1)	36,129,630

Net unrealized depreciation of investments	(54,165,108)

Total — Representing net assets applicable to capital shares outstanding	$1,547,833,541

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,283,111,440 divided by 90,722,272 shares)	$14.14

Offering price per class A share (100/96.00 of $14.14)*	$14.73

Net asset value and offering price per class B share
($40,097,640 divided by 2,848,572 shares)**	$14.08

Net asset value and offering price per class C share
($134,981,979 divided by 9,619,743 shares)**	$14.03

Net asset value and redemption price per class M share
($26,063,300 divided by 1,838,197 shares)	$14.18

Offering price per class M share (100/96.75 of $14.18)***	$14.66

Net asset value, offering price and redemption price per class R share
($16,301,884 divided by 1,163,472 shares)	$14.01

Net asset value, offering price and redemption price per class Y share
($47,277,298 divided by 3,367,056 shares)	$14.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/11 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $161,938 from
investments in affiliated issuers) (Note 6)	$28,408,932

Total investment income	28,408,932

EXPENSES

Compensation of Manager (Note 2)	3,147,063

Investor servicing fees (Note 2)	1,096,370

Custodian fees (Note 2)	41,148

Trustee compensation and expenses (Note 2)	82,577

Administrative services (Note 2)	18,142

Distribution fees — Class A (Note 2)	1,618,569

Distribution fees — Class B (Note 2)	222,876

Distribution fees — Class C (Note 2)	699,514

Distribution fees — Class M (Note 2)	67,223

Distribution fees — Class R (Note 2)	37,124

Other	227,264

Total expenses	7,257,870

Expense reduction (Note 2)	(7,547)

Net expenses	7,250,323

Net investment income	21,158,609

Net realized gain on investments (Notes 1 and 3)	62,672,445

Net realized loss on swap contracts (Note 1)	(13,788,662)

Net realized loss on futures contracts (Note 1)	(24,486,811)

Net realized gain on written options (Notes 1 and 3)	7,822,322

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(23,709,198)

Net gain on investments	8,510,096

Net increase in net assets resulting from operations	$29,668,705

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/11*	Year ended 9/30/10

Operations:
Net investment income	$21,158,609	$71,250,582

Net realized gain on investments	32,219,294	118,373,305

Net unrealized depreciation of investments	(23,709,198)	(70,574,563)

Net increase in net assets resulting from operations	29,668,705	119,049,324

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(34,724,252)	(60,798,692)

Class B	(1,057,855)	(2,497,618)

Class C	(3,251,314)	(3,849,728)

Class M	(698,474)	(1,391,674)

Class R	(385,288)	(404,230)

Class Y	(1,368,203)	(1,808,326)

Net realized short-term gain on investments

Class A	(44,716,015)	—

Class B	(1,632,355)	—

Class C	(5,023,109)	—

Class M	(966,418)	—

Class R	(498,141)	—

Class Y	(1,763,987)	—

From net realized long-term gain on investments
Class A	(20,135,281)	(3,947,936)

Class B	(735,037)	(217,226)

Class C	(2,261,868)	(229,005)

Class M	(435,171)	(97,770)

Class R	(224,309)	(20,345)

Class Y	(794,310)	(99,576)

Increase in capital from settlement payments	—	89,729

Redemption fees (Note 1)	—	4,649

Increase from capital share transactions (Note 4)	55,545,343	237,369,971

Total increase (decrease) in net assets	(35,457,339)	281,151,547

NET ASSETS

Beginning of period	1,583,290,880	1,302,139,333

End of period (including undistributed net investment income
of $40,895,766 and $61,222,543, respectively)	$1,547,833,541	$1,583,290,880

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From	From							Ratio	net assets	of net investment
	value,	investment	and unrealized	Total from	net	net realized			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	(%) [d]	net assets (%)	(%) [e]

Class A
March 31, 2011**	$15.00	.20	.07	.27	(.39)	(.74)	(1.13)	—	—	$14.14	1.98 *	$1,283,111	.42*	.42*	1.39*	300*
September 30, 2010	14.50	.76	.54	1.30	(.75)	(.05)	(.80)	— [b]	— [b,f]	15.00	9.10	1,305,668	.86 [g,h]	.86 [g]	5.03 [g]	515
September 30, 2009	12.68	.62	1.82	2.44	(.62)	—	(.62)	— [b]	— [b,j]	14.50	19.92	1,129,477	1.23 [g,i]	.98 [g]	4.73 [g]	604
September 30, 2008	13.17	.73	(.63) [k]	.10	(.59)	—	(.59)	— [b]	—	12.68	.60 [k]	1,057,520	.96 [g]	.96 [g]	5.47 [g]	271
September 30, 2007	13.03	.57	.12	.69	(.55)	—	(.55)	— [b]	—	13.17	5.41	968,106	.99 [g]	.99 [g]	4.37 [g]	253
September 30, 2006	13.15	.52	(.10)	.42	(.54)	—	(.54)	— [b]	—	13.03	3.30	1,068,197	.94 [l]	.94 [l]	4.02 [l]	579

Class B
March 31, 2011**	$14.93	.15	.08	.23	(.34)	(.74)	(1.08)	—	—	$14.08	1.67 *	$40,098	.78*	.78*	1.03*	300*
September 30, 2010	14.44	.66	.52	1.18	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.93	8.27	50,676	1.57 [g,h]	1.57 [g]	4.44 [g]	515
September 30, 2009	12.62	.51	1.84	2.35	(.53)	—	(.53)	— [b]	— [b,j]	14.44	19.15	68,377	1.94 [g,i]	1.69 [g]	3.97 [g]	604
September 30, 2008	13.10	.63	(.62) [k]	.01	(.49)	—	(.49)	— [b]	—	12.62	(.06) [k]	85,571	1.67 [g]	1.67 [g]	4.78 [g]	271
September 30, 2007	12.96	.47	.12	.59	(.45)	—	(.45)	— [b]	—	13.10	4.63	84,146	1.74 [g]	1.74 [g]	3.62 [g]	253
September 30, 2006	13.08	.42	(.10)	.32	(.44)	—	(.44)	— [b]	—	12.96	2.52	132,827	1.69 [l]	1.69 [l]	3.29 [l]	579

Class C
March 31, 2011**	$14.90	.14	.07	.21	(.34)	(.74)	(1.08)	—	—	$14.03	1.54 *	$134,982	.79*	.79*	1.01*	300*
September 30, 2010	14.44	.62	.53	1.15	(.64)	(.05)	(.69)	— [b]	— [b,f]	14.90	8.06	134,365	1.61 [g,h]	1.61 [g]	4.10 [g]	515
September 30, 2009	12.66	.53	1.77	2.30	(.52)	—	(.52)	— [b]	— [b,j]	14.44	18.75	56,171	1.98 [g,i]	1.73 [g]	4.05 [g]	604
September 30, 2008	13.15	.63	(.63) [k]	— [b]	(.49)	—	(.49)	— [b]	—	12.66	(.13) [k]	29,635	1.71 [g]	1.71 [g]	4.73 [g]	271
September 30, 2007	13.01	.47	.12	.59	(.45)	—	(.45)	— [b]	—	13.15	4.62	16,713	1.74 [g]	1.74 [g]	3.62 [g]	253
September 30, 2006	13.13	.43	(.11)	.32	(.44)	—	(.44)	— [b]	—	13.01	2.50	15,985	1.69 [l]	1.69 [l]	3.28 [l]	579

Class M
March 31, 2011**	$15.03	.18	.08	.26	(.37)	(.74)	(1.11)	—	—	$14.18	1.92 *	$26,063	.54*	.54*	1.27*	300*
September 30, 2010	14.49	.73	.57	1.30	(.71)	(.05)	(.76)	— [b]	— [b,f]	15.03	9.13	28,380	1.10 [g,h]	1.10 [g]	4.83 [g]	515
September 30, 2009	12.68	.58	1.82	2.40	(.59)	—	(.59)	— [b]	— [b,j]	14.49	19.57	28,104	1.47 [g,i]	1.22 [g]	4.48 [g]	604
September 30, 2008	13.16	.70	(.63) [k]	.07	(.55)	—	(.55)	— [b]	—	12.68	.42 [k]	27,627	1.20 [g]	1.20 [g]	5.23 [g]	271
September 30, 2007	13.02	.54	.11	.65	(.51)	—	(.51)	— [b]	—	13.16	5.12	27,563	1.24 [g]	1.24 [g]	4.12 [g]	253
September 30, 2006	13.13	.49	(.10)	.39	(.50)	—	(.50)	— [b]	—	13.02	3.10	31,087	1.19 [l]	1.19 [l]	3.78 [l]	579

Class R
March 31, 2011**	$14.88	.18	.06	.24	(.37)	(.74)	(1.11)	—	—	$14.01	1.81 *	$16,302	.54*	.54*	1.25*	300*
September 30, 2010	14.40	.69	.55	1.24	(.71)	(.05)	(.76)	— [b]	— [b,f]	14.88	8.77	12,358	1.11 [g,h]	1.11 [g]	4.57 [g]	515
September 30, 2009	12.64	.59	1.76	2.35	(.59)	—	(.59)	— [b]	— [b,j]	14.40	19.20	3,895	1.48 [g,i]	1.23 [g]	4.54 [g]	604
September 30, 2008	13.16	.70	(.67) [k]	.03	(.55)	—	(.55)	— [b]	—	12.64	.12 [k]	2,651	1.21 [g]	1.21 [g]	5.22 [g]	271
September 30, 2007	13.02	.54	.12	.66	(.52)	—	(.52)	— [b]	—	13.16	5.16	627	1.24 [g]	1.24 [g]	4.12 [g]	253
September 30, 2006	13.14	.48	(.09)	.39	(.51)	—	(.51)	— [b]	—	13.02	3.04	396	1.19 [l]	1.19 [l]	3.73 [l]	579

Class Y
March 31, 2011**	$14.90	.22	.07	.29	(.41)	(.74)	(1.15)	—	—	$14.04	2.12 *	$47,277	.29*	.29*	1.51*	300*
September 30, 2010	14.42	.77	.55	1.32	(.79)	(.05)	(.84)	— [b]	— [b,f]	14.90	9.28	51,845	.61 [g,h]	.61 [g]	5.10 [g]	515
September 30, 2009	12.64	.65	1.78	2.43	(.65)	—	(.65)	— [b]	— [b,j]	14.42	19.97	16,116	.98 [g,i]	.73 [g]	4.99 [g]	604
September 30, 2008	13.13	.77	(.64) [k]	.13	(.62)	—	(.62)	— [b]	—	12.64	.87 [k]	12,740	.71 [g]	.71 [g]	5.76 [g]	271
September 30, 2007	13.00	.60	.11	.71	(.58)	—	(.58)	— [b]	—	13.13	5.64	4,458	.74 [g]	.74 [g]	4.62 [g]	253
September 30, 2006	13.12	.55	(.09)	.46	(.58)	—	(.58)	— [b]	—	13.00	3.60	4,542	.69 [l]	.69 [l]	4.23 [l]	579

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	37

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

September 30, 2007	0.01

h Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.06% of average net assets as of September 30, 2010.

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.25% of average net assets as of September 30, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

k Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.02 per share.

l Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the fund) is a diversified Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through March 31, 2011.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 2,000 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and to gain exposure to interest rates. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $589,700,000 on purchased options contracts for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure, and to manage exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $481,300,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $7,259,900,000 on interest rate swap contracts for the reporting period.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $7,792,515 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $145,787,071 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $160,107,229.

K) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

O) Line of credit The fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

P) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $2,018,901,355, resulting in gross unrealized appreciation and depreciation of $15,043,662 and $12,520,370, respectively, or net unrealized appreciation of $2,523,292.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administration services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion,
0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $7,547 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $992, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other class of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $105,639 and $1,166 from the sale of class A and class M shares, respectively, and received $41,696 and $16,684 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $13,281 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,796,135,051 and $2,541,781,098, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $5,609,074 and $5,283,935, respectively.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	$2,208,266,400	$109,215,884

Options opened	161,625,825	5,536,170
Options exercised	(219,083,200)	(6,177,273)
Options expired	(69,212,000)	(3,162,988)
Options closed	(358,238,200)	(14,538,015)

Written options outstanding
at end of the reporting period	$1,723,358,825	$90,873,778

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	10,459,551	$151,099,516	20,493,719	$308,354,238

Shares issued in connection with
reinvestment of distributions	5,947,526	83,985,951	3,621,424	54,280,158

	16,407,077	235,085,467	24,115,143	362,634,396

Shares repurchased	(12,723,665)	(183,364,375)	(14,973,914)	(224,795,559)

Net increase	3,683,412	$51,721,092	9,141,229	$137,838,837

	Six months ended 3/31/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	295,704	$4,321,281	1,074,346	$16,089,203

Shares issued in connection with
reinvestment of distributions	213,139	2,995,535	160,771	2,397,891

	508,843	7,316,816	1,235,117	18,487,094

Shares repurchased	(1,053,451)	(15,184,603)	(2,578,093)	(38,603,519)

Net decrease	(544,608)	$(7,867,787)	(1,342,976)	$(20,116,425)

	Six months ended 3/31/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	2,145,462	$31,303,856	6,240,980	$93,468,285

Shares issued in connection with
reinvestment of distributions	594,186	8,316,990	209,731	3,132,748

	2,739,648	39,620,846	6,450,711	96,601,033

Shares repurchased	(2,138,673)	(30,437,894)	(1,322,521)	(19,780,128)

Net increase	600,975	$9,182,952	5,128,190	$76,820,905

	Six months ended 3/31/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	82,086	$1,213,808	328,038	$4,942,890

Shares issued in connection with
reinvestment of distributions	56,385	797,731	29,669	445,164

	138,471	2,011,539	357,707	5,388,054

Shares repurchased	(188,357)	(2,720,712)	(408,525)	(6,146,803)

Net decrease	(49,886)	$(709,173)	(50,818)	$(758,749)

	Six months ended 3/31/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	588,820	$8,432,046	738,751	$11,022,640

Shares issued in connection with
reinvestment of distributions	61,360	858,294	24,030	358,133

	650,180	9,290,340	762,781	11,380,773

Shares repurchased	(317,367)	(4,505,790)	(202,700)	(3,027,224)

Net increase	332,813	$4,784,550	560,081	$8,353,549

	Six months ended 3/31/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,740,894	$24,961,256	3,971,450	$59,247,111

Shares issued in connection with
reinvestment of distributions	170,521	2,391,080	76,261	1,137,404

	1,911,415	27,352,336	4,047,711	60,384,515

Shares repurchased	(2,023,934)	(28,918,627)	(1,685,629)	(25,152,661)

Net increase (decrease)	(112,519)	$(1,566,291)	2,362,082	$35,231,854

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Investments,
	Receivables, Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation /		Unrealized appreciation /
contracts	(depreciation)	$29,743,332*	(depreciation)	$164,857,180*

Total		$29,743,332		$164,857,180

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$152,163	$(24,486,811)	$(13,788,662)	$(38,123,310)

Total	$152,163	$(24,486,811)	$(13,788,662)	$(38,123,310)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$48,952,396	$(1,817,031)	$11,918,677	$59,054,042

Total	$48,952,396	$(1,817,031)	$11,918,677	$59,054,042

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $161,938 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $40,163,220 and $144,309,288, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2055 Fund
Global Industrials Fund	Putnam RetirementReady 2050 Fund
Global Natural Resources Fund	Putnam RetirementReady 2045 Fund
Global Sector Fund	Putnam RetirementReady 2040 Fund
Global Technology Fund	Putnam RetirementReady 2035 Fund
Global Telecommunications Fund	Putnam RetirementReady 2030 Fund
Global Utilities Fund	Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	Paul L. Joskow
Boston, MA 02109	Kenneth R. Leibler	Mark C. Trenchard
	Robert E. Patterson	Vice President and
Investment Sub-Manager	George Putnam, III	BSA Compliance Officer
Putnam Investments Limited	Robert L. Reynolds
57–59 St James’s Street	W. Thomas Stephens	Francis J. McNamara, III
London, England SW1A 1LD		Vice President and
	Officers	Chief Legal Officer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Judith Cohen
Custodian	Principal Executive	Vice President, Clerk and
State Street Bank	Officer, Treasurer and	Assistant Treasurer
and Trust Company	Compliance Liaison
Michael Higgins
Legal Counsel	Steven D. Krichmar	Vice President, Senior Associate
Ropes & Gray LLP	Vice President and	Treasurer and Assistant Clerk
Principal Financial Officer
Trustees		Nancy E. Florek
John A. Hill, Chairman	Janet C. Smith	Vice President, Assistant Clerk,
Jameson A. Baxter,	Vice President, Assistant	Assistant Treasurer and
Vice Chairman	Treasurer and Principal	Proxy Manager
Ravi Akhoury	Accounting Officer
Susan G. Malloy
	Beth S. Mazor	Vice President and
	Vice President	Assistant Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA038
266995 5/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 27, 2011